SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 11, 2003


                                IESI Corporation
             (Exact Name of Registrant as Specified in its Charter)



            Delaware                     333-98657                75-2712191
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
         Incorporation)                                      Identification No.)

                               2301 Eagle Parkway
                                    Suite 200
                             Fort Worth, Texas 76177
          (Address of principal executive offices, including zip code)


                                 (817) 632-4000
              (Registrant's telephone number, including area code)


                              6125 Airport Freeway
                                    Suite 202
                            Haltom City, Texas 76117
          (Former name or former address, if changed since last report)

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

                  99.1     Press Release dated August 11, 2003.

Item 9. Regulation FD Disclosure and Item 12. Results of Operations and Financial Condition.

         On August 11, 2003, the Registrant issued a press release announcing its results of operations for the three and six months ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is being furnished (but not filed) herewith under both Item 9 and Item 12 of Form 8-K.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             IESI CORPORATION
                                             (Registrant)
                                             By: /s/ Thomas J. Cowee
                                                 -------------------------------
                                                 Name: Thomas J. Cowee
                                                 Title: Vice President, Chief
                                                        Financial Officer,
                                                        Treasurer and Assistant
                                                        Secretary
Date:  August 11, 2003


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                                  Exhibit Index

Exhibit Number    Description
--------------    -----------

99.1              Press Release dated August 11, 2003.